UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Soliciting Material Pursuant to Section 240.14a-12

Seneca Financial Corp.
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April 18, 2019
Dear Fellow Stockholder:
We cordially invite you to attend the 2019 Annual Meeting of Stockholders of Seneca Financial Corp. The Annual Meeting will be held at The Red Mill Inn, 4 Syracuse Street, Baldwinsville, New York on May 21, 2019, at 10:00 a.m., local time.
The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the annual meeting we will also report on the operations of Seneca Financial Corp. Also enclosed for your review is our Annual Report for the year ended December 31, 2018, which contains information concerning our activities and operating performance. Our directors and officers will be present to respond to any questions that stockholders may have.
The business to be conducted at the annual meeting consists of the election of directors, the ratification of the appointment of Bonadio & Co., LLP as independent registered public accounting firm for the year ending December 31, 2019 and the approval of the Seneca Financial Corp. 2019 Equity Incentive Plan. The Board of Directors has determined that the matters to be considered at the annual meeting are in the best interest of Seneca Financial Corp. and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.
On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the annual meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the annual meeting. Your vote is important, regardless of the number of shares that you own.
Our Proxy Statement and the 2018 Annual Report are available at: http://www.astproxyportal.com/ast/21713.
Sincerely,
Joseph G. Vitale
President and Chief Executive Officer

Seneca Financial Corp.
35 Oswego Street
Baldwinsville, New York 13027
(315) 638-0233
NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 21, 2019
Notice is hereby given that the 2019 Annual Meeting of Stockholders of Seneca Financial Corp. will be held at The Red Mill Inn, 4 Syracuse Street, Baldwinsville, New York on May 21, 2019 at 10:00 a.m., local time.
A Proxy Card and Proxy Statement for the annual meeting are enclosed. The annual meeting is for the purpose of considering and acting upon:
1.
the election of four directors;

2.
the ratification of the appointment of Bonadio & Co., LLP as independent registered public accounting firm for the year ending December 31, 2019;

3.
the approval of the Seneca Financial Corp. 2019 Equity Incentive Plan; and

such other matters as may properly come before the annual meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the annual meeting.
Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on the date or dates to which the annual meeting may be adjourned. Stockholders of record at the close of business on April 9, 2019 are the stockholders entitled to vote at the annual meeting, and any adjournments thereof.
EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE CORPORATE SECRETARY OF SENECA FINANCIAL CORP. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY CARD BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING. ATTENDANCE AT THE ANNUAL MEETING WILL NOT IN ITSELF CONSTITUTE REVOCATION OF YOUR PROXY.
By Order of the Board of Directors
Jamie Nastri
Corporate Secretary
Baldwinsville, New York
April 18, 2019
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THE PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND SENECA FINANCIAL CORP.’S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2018 ARE EACH AVAILABLE ON THE INTERNET AT http://www.astproxyportal.com/ast/21713.

PROXY STATEMENT
Seneca Financial Corp.
35 Oswego Street
Baldwinsville, New York 13027
(315) 638-0233
ANNUAL MEETING OF STOCKHOLDERS
May 21, 2019
This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Seneca Financial Corp. to be used at the Annual Meeting of Stockholders, which will be held at The Red Mill Inn, 4 Syracuse Street, Baldwinsville, New York on May 21, 2019, at 10:00 a.m., local time, and all adjournments of the annual meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 18, 2019.
REVOCATION OF PROXIES
Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of Seneca Financial Corp. will be voted in accordance with the directions given thereon. Please sign and return your proxy card in the postage paid envelope provided. Where no instructions are indicated on the proxy card, signed proxies will be voted “FOR” the election of the nominees for director named herein, “FOR” the ratification of the appointment of Bonadio & Co., LLP as our independent registered public accounting firm for the year ending December 31, 2019 and “FOR” the approval of the Seneca Financial Corp. 2019 Equity Incentive Plan.
Proxies may be revoked by sending written notice of revocation to the Corporate Secretary of Seneca Financial Corp. at the address shown above, by filing a duly executed proxy bearing a later date or by voting in person at the annual meeting. The presence at the annual meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to our Corporate Secretary prior to the voting of such proxy.
If you have any questions about giving your proxy or require assistance, please call Jamie Nastri, Corporate Secretary, at (315) 638-0233.
If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the annual meeting.
SOLICITATION OF PROXIES; EXPENSES
We will pay the cost of this proxy solicitation. Our directors, executive officers and other employees may solicit proxies by mail, personally, by telephone, by press release, by facsimile transmission or by other electronic means. No additional compensation will be paid to our directors, executive officers or employees for such services. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock.
VOTING SECURITIES AND PRINCIPAL HOLDERS
Except as otherwise noted below, holders of record of Seneca Financial Corp.’s shares of common stock, par value $0.01 per share, as of the close of business on April 9, 2019 are entitled to one vote for each share then held. As of April 9, 2019, there were 1,951,002 shares of common stock issued and outstanding.
Seneca Financial Corp.’s Charter provides that, for a period of five years from the closing of Seneca Financial Corp.’s stock offering completed in October 2017, no person, other than Seneca Financial MHC, may directly or indirectly offer to acquire or acquire the beneficial ownership of more than 10% of any class of equity security of Seneca Financial Corp. held by persons other than Seneca Financial MHC, and that any shares acquired in excess of this limit will not be entitled to be voted and will not be counted as voting stock in connection with any matters submitted to the stockholders for a vote.
Principal Holders
Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of April 9, 2019, the shares of common stock beneficially owned by our directors and executive officers, individually and as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock. The mailing address for each of our directors and executive officers is 35 Oswego Street, Baldwinsville, New York 13027. No director or executive officer has pledged Seneca Financial Corp. common stock as collateral for a loan.
	Shares of Common Stock Beneficially Owned as of the Record Date(1)	Percent of Shares of Common Stock Outstanding(2)
Persons Owning Greater than 5%
Seneca Financial MHC 35 Oswego Street Baldwinsville, New York 13027	1,068,618	54.8%
Directors
Vincent J. Fazio	1,173(3)	*
William J. Gould	2,000	*
James Hickey	1,500	*
William Le Beau	20,000(4)	1.0%
Kenneth Major	—	*
Francis R. Marlowe	1,100(5)	*
Robert Savicki	200	*
Joseph G. Vitale	11,369(6)	*
All directors and executive officers as a group (8 persons)	37,342	1.9%

*
Less than 1%.

(1)
In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Seneca Financial Corp. common stock if he has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from April 9, 2019. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct and the named individuals and group exercise sole voting and investment power over the shares of Seneca Financial Corp. common stock

(2)
Based on a total of 1,951,002 shares of common stock outstanding as of April 9, 2019.

(3)
Includes 173 shares allocated to Mr. Fazio’s employee stock ownership account.

(4)
Includes 15,000 shares held in an individual retirement account and 5,000 shares held in a family trust.

(5)
Includes 100 shares held by a son who shares the same household.

(6)
Includes 11,100 shares held in an individual retirement account and 269 shares allocated to Mr. Vitale’s employee stock ownership account.

Quorum
The presence in person or by proxy of holders of a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the annual meeting, the annual meeting may be adjourned in order to permit the further solicitation of proxies. However, if Seneca Financial MHC, our majority stockholder, votes at the annual meeting, a quorum would be assured.
Votes Required
As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder: (i) to vote FOR ALL nominees proposed by the Board; (ii) to WITHHOLD for ALL nominees; or (iii) to vote FOR ALL EXCEPT one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the annual meeting.
As to the ratification of the appointment of Bonadio & Co., LLP as our independent registered public accounting firm for the year ending December 31, 2019, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The ratification of this matter shall be determined by a majority of the votes represented at the annual meeting and entitled to vote on the matter, without regard to proxies marked ABSTAIN or broker non-votes.
As to the approval of the Seneca Financial Corp. 2019 Equity Incentive Plan, by checking the appropriate box, a stockholder may: (i) vote FOR approval of the plan; (ii) vote AGAINST approval of the plan; or (iii) ABSTAIN from voting on approval of the plan. The approval of this matter requires the affirmative vote of  (x) a majority of the votes represented at the annual meeting and entitled to vote on the matter and (y) a majority of the votes cast by stockholders other than Seneca Financial MHC. For purposes of the vote required in clause (x), above, abstentions will have the same effect as votes against the proposal, and for purposes of the vote required in clause (y), above, abstentions will not affect the outcome of the vote. Broker non-votes will not affect the outcome of the vote under either clause (x) or clause (y).
Management anticipates that Seneca Financial MHC, our majority stockholder, will vote all of its shares of common stock in favor of all the matters set forth above. If Seneca Financial MHC votes all of its shares in favor of each proposal, the election of directors and the ratification of the appointment of our independent registered public accounting firm for the year ending December 31, 2019 would be assured.
Participants in the Seneca Savings Employee Stock Ownership Plan
If you participate in the Seneca Savings Employee Stock Ownership Plan (the “ESOP”), you will receive a Vote Authorization Form for the ESOP that reflects all of the shares you may direct the trustees to vote on your behalf under the ESOP. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the proportionate interest of shares of our common stock allocated or deemed allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of our common stock held by the ESOP and allocated or deemed allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions, subject to a determination that such vote is in the best interest of ESOP participants. The deadline for returning your ESOP Vote Authorization Form is May 14, 2019 at 5:00 p.m. Eastern time.

PROPOSAL I — ELECTION OF DIRECTORS
Our Board of Directors is currently comprised of eight members. Our Bylaws provide that directors are divided into three classes as nearly equal in number as possible, with one class of directors elected annually. James Hickey and William Le Beau have been nominated for election at the annual meeting to serve for a three-year period and until their respective successors shall have been elected and qualified. Robert Savicki and Kenneth Major have been nominated for election at the annual meeting to serve for a two-year and one-year period, respectively, and until their respective successors shall have been elected and qualified. Each nominee is currently a director of Seneca Financial Corp.
The following sets forth certain information regarding the nominees and the other current members of our Board of Directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the annual meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee or continuing director and any other person pursuant to which such nominee or continuing director was selected. Age information is as of December 31, 2018, and term as a director includes service with Seneca Savings.
With respect to directors and nominees, the biographies contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Board of Directors to determine that the person should serve as a director. Each director of Seneca Financial Corp. is also a director of Seneca Savings and Seneca Financial MHC.
Directors
The nominee for director for a term ending in the year ending December 31, 2020:
Kenneth Major, age 49, was first appointed to the Board of Directors of Seneca Financial Corp, Seneca Financial MHC and Seneca Savings on August 24, 2018. Mr. Major is the Manager for Technology Risk Services at Crowe LLP, a position he has held since May 2015. He manages a group that performs network security assessments for companies’ computer networks. Previously, Mr. Major was an Information Security Officer with AmeriCU Credit Union, Rome, New York from March 2011 until April 2015.
Mr. Major’s experience with cybersecurity assists the Board of Directors with evaluating risks of our data network, which is a primary concern in the current regulatory environment.
The nominee for director for a term ending in the year ending December 31, 2021:
Robert Savicki, age 43, was first appointed to the Board of Directors of Seneca Financial Corp, Seneca Financial MHC and Seneca Savings on May 25, 2018. Mr. Savicki has been the Director of Financial Analysis and Reporting for Le Moyne College located in Syracuse, New York since March 2011.
Mr. Savicki’s extensive accounting and financial expertise assists the Audit Committee in its review of Seneca Financial Corp.’s public securities filings.
The nominees for director for terms ending in the year ending December 31, 2022:
James Hickey, age 52, is currently owner of Charles Signs, Inc., a family business located in Liverpool, New York, which has provided signs and custom graphic designs for businesses with signage needs since 1968. In this capacity, Mr. Hickey is responsible for day-to-day operations and management of Charles Signs, Inc. Mr. Hickey joined Seneca Savings’ board in 2016 and has been a member of the boards of Seneca Financial Corp. and Seneca Financial MHC since their incorporation.
Mr. Hickey’s strong business background provides the Board of Directors and Seneca Savings with invaluable insight to the needs of the local communities that Seneca Savings serves.

William Le Beau, age 70, was first appointed to the Board of Directors of Seneca Savings in April 2013 and has served as Chairman of Seneca Savings since January 2017 and Seneca Financial Corp. and Seneca Financial MHC since incorporation. Mr. Le Beau previously served in various roles at Seneca Savings, including Interim President and Chief Executive Officer from April 2013 to October 2013, Executive Vice President from October 2012 until April 2013 and Senior Vice President. Prior to joining Seneca Savings, Mr. Le Beau has over 30 years’ experience in various roles with New York community banks and financial institutions, including OnBank, M&T Bank, BSB Bank & Trust Company, and Partners Trust Financial Group. From 1971 to 1988, Mr. Le Beau was a bank examiner for the FDIC.
Mr. Le Beau’s leadership skills, extensive background in the financial services industry and his experience working for Seneca Savings brings extensive knowledge of the financial services industry in general and our organization and local markets to the board directors.
The following directors of Seneca Financial Corp. have terms ending in the year ending December 31, 2020:
William J. Gould, age 74, has served as a member of the Board of Directors of Seneca Savings since 1988 and has been a member of the boards of Seneca Financial Corp. and Seneca Financial MHC since their incorporation. Mr. Gould is a former certified public accountant and served in various executive officer roles with Seneca Savings from 1987 until 2010, including previously serving as Chief Financial Officer.
As a result of Mr. Gould’s 30 years of experience, including 23 years as an executive officer of Seneca Savings, and leadership skills and extensive accounting and financial expertise, Mr. Gould is an invaluable resource to Seneca Savings and the Board of Directors.
Joseph G. Vitale, age 47, has served as President, Chief Executive Officer and director of Seneca Savings since October 2013 and has been a member of the boards of Seneca Financial Corp. and Seneca Financial MHC since their incorporation. Before joining Seneca Savings in 2013, Mr. Vitale served as Executive Vice President and in other various senior management and employee positions at Savannah Bank, NA from 1996 until July 2013. Mr. Vitale also served as a Credit Analyst at Cayuga Savings Bank from 1993 until 1996. Mr. Vitale is a 2012 Stonier School of Banking graduate and has received the Wharton Leadership Certificate in 2014.
Mr. Vitale’s extensive knowledge of the banking industry and strong leadership skills provide the Board of Directors and Seneca Savings with invaluable insight and guidance into the business and regulatory requirements of today’s banking environment.
The following directors of Seneca Financial Corp. have terms ending in the year ending December 31, 2021:
Vincent J. Fazio, age 58, has served as Executive Vice President and Chief Financial Officer of Seneca Savings since August 2013, has served as a member of the Board of Directors since May 2017 and has been a member of the boards of Seneca Financial Corp. and Seneca Financial MHC since their incorporation. Prior to joining Seneca Savings, Mr. Fazio was a consultant with ProNexus, LLC, a consulting firm which specializes in working with banks, from May 2012 until June 2013. Mr. Fazio has over 30 years of financial and accounting experience with community banks. Prior to being employed with Seneca Savings, Mr. Fazio has served in various roles, including chief financial officer, with other companies including Patriot Federal Bank, Liberty Enterprise, Central National Bank and Albany Savings Bank. Mr. Fazio also serves as a member of the Board of Directors of the Baldwinsville Community Scholarship Fund.
Mr. Fazio’s extensive financial and accounting expertise provides the Board of Directors with experience when assessing our accounting practices and the financial implications of our strategic and corporate initiatives.
Francis R. Marlowe, age 71, is retired. Mr. Marlowe joined Seneca Savings’ board in 2003 and has been a member of the boards of Seneca Financial Corp. and Seneca Financial MHC since their incorporation. He was formerly the Chief of Police of the Town of Manlius, New York Police Department, serving in such role from 2001 through 2017. Mr. Marlowe’s leadership skills and years of service as a law enforcement officer in our community provides valuable insight into the economic and business needs of our community, as well as insight into where we can best serve our community in other ways, including charitable donations.

Board Independence
The Board of Directors has determined that each of our directors, with the exception of President and Chief Executive Officer Joseph G. Vitale and Executive Vice President and Chief Financial Officer Vincent J. Fazio, is “independent” as defined in the listing standards of the Nasdaq Stock Market. Messrs. Vitale and Fazio are not independent because they are executive officers of Seneca Financial Corp. and Seneca Savings. In determining the independence of our directors, the Board of Directors considered relationships between Seneca Savings and our directors that are not required to be reported under “— Transactions With Certain Related Persons,” below. Charles Signs, Inc., a business owned by Mr. Hickey, received from Seneca Savings payments totaling $12,191 during the year ended December 31, 2018 for designing and installing various signs for Seneca Savings.
Board Leadership Structure and Risk Oversight
Our Board of Directors is chaired by William Le Beau, who is an independent director. This ensures a greater role for the independent directors in the oversight of Seneca Financial Corp. and Seneca Savings and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.
To further assure effective independent oversight, the Board of Directors has adopted a number of governance practices, including:
•
a majority independent Board of Directors;

•
periodic meetings of the independent directors; and

•
annual performance evaluations of the President and Chief Executive Officer by the Compensation Committee.

The Board of Directors recognizes that, depending on the circumstances, other leadership models might be appropriate. Accordingly, the Board of Directors periodically reviews its leadership structure.
The Board of Directors is actively involved in oversight of risks that could affect Seneca Financial Corp. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors also satisfies this responsibility through reports by the committee chair of all board committees regarding the committees’ considerations and actions, through review of minutes of committee meetings and through regular reports directly from officers responsible for oversight of particular risks within Seneca Financial Corp. Risks relating to the direct operations of Seneca Savings are further overseen by the Board of Directors of Seneca Savings, a majority of whom are the same individuals who serve on the Board of Directors of Seneca Financial Corp. The Board of Directors of Seneca Savings also has additional committees that conduct risk oversight. All committees are responsible for the establishment of policies that guide management and staff in the day-to-day operation of Seneca Financial Corp. and Seneca Savings such as lending, risk management, asset/liability management, investment management and others.
References to our Website Address
References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.
Section 16(a) Beneficial Ownership Reporting Compliance
Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based on our review of ownership reports required to be filed for the year ended December 31, 2018, no executive officer, director or 10% beneficial owner of our shares of common stock failed to file ownership reports with the Securities and Exchange Commission on a timely basis.
Code of Ethics for Senior Officers
Seneca Financial Corp. has adopted a Code of Ethics for Senior Officers that applies to Seneca Financial Corp.’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics for Senior Officers is available on our website at https://www.snl.com/IRW/govdocs/6610690. Amendments to and waivers from the Code of Ethics for Senior Officers will also be disclosed on our website.
Attendance at Annual Meetings of Stockholders
Seneca Financial Corp. does not have a written policy regarding director attendance at annual meetings of stockholders, although directors are expected to attend these meetings absent unavoidable scheduling conflicts. Six directors attended the 2018 Annual Meeting of Stockholders.
Communications with the Board of Directors
Any stockholder who wishes to contact our Board of Directors or an individual director may do so by writing to: Seneca Financial Corp., 35 Oswego Street, Baldwinsville, New York 13027, Attention: Board of Directors. The letter should indicate that the sender is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Corporate Secretary and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Corporate Secretary may attempt to handle an inquiry directly (for example, where it is a request for information about Seneca Financial Corp. or it is a stock-related matter). The Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate. At each Board of Directors meeting, the Corporate Secretary shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors on request.
Meetings and Committees of the Board of Directors
The business of Seneca Financial Corp. is conducted at regular and special meetings of the Board of Directors and its committees. In addition, the “independent” members of the Board of Directors (as defined in the listing standards of the Nasdaq Stock Market) meet in executive sessions. The standing committees of the Board of Directors of Seneca Financial Corp. are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.
The Board of Directors of Seneca Financial Corp. held 11 regular meetings during the year ended December 31, 2018. Seneca Savings held 12 regular meetings and no special meetings during the year ended December 31, 2018. No member of the Board of Directors or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he has been a director); and (ii) the total number of meetings held by all committees on which he served (during the periods that he served).
Audit Committee.   The Audit Committee is comprised of Directors Gould, Le Beau, Major and Savicki each of whom is “independent” in accordance with applicable Securities and Exchange Commission rules and Nasdaq listing standards. Mr. Gould serves as chair of the Audit Committee. The Board of Directors has determined that Director Gould qualifies as an “audit committee financial expert” as defined under applicable Securities and Exchange Commission rules.
Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at https://www.snl.com/IRW/govdocs/6610690. As more fully described in the Audit Committee Charter, the Audit Committee reviews the financial records and affairs of Seneca Financial Corp. and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America. The Audit Committee met four times during the year ended December 31, 2018.

Compensation Committee.   The Compensation Committee was comprised of Directors Hickey, Marlowe and Le Beau. Mr. Hickey served as chair of the Compensation Committee. The Compensation Committee met three times during the year ended December 31, 2018.
With regard to compensation matters, the Compensation Committee’s primary purposes are to discharge the Board’s responsibilities relating to the compensation of the Chief Executive Officer and other executive officers, to oversee Seneca Financial Corp.’s compensation and incentive plans, policies and programs, and to oversee Seneca Financial Corp.’s management development and succession plans for executive officers. Seneca Financial Corp.’s Chief Executive Officer will not be present during any committee deliberations or voting with respect to his compensation. The Compensation Committee may form and delegate authority and duties to subcommittees as it deems appropriate.
During the year ended December 31, 2018, the Compensation Committee did not utilize the services of a compensation consultant.
The Compensation Committee operates under a written charter which is available on our website at https://www.snl.com/IRW/govdocs/6610690. This charter sets forth the responsibilities of the Compensation Committee and reflects the Compensation Committee’s commitment to create a compensation structure that encourages the achievement of long-range objectives and builds long-term value for our stockholders.
The Compensation Committee considers a number of factors in their decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers, the overall performance of Seneca Financial Corp. and a peer group analysis of compensation paid at institutions of comparable size and complexity. The Compensation Committee also considers the recommendations of the President and Chief Executive Officer with respect to the compensation of executive officers other than the President and Chief Executive Officer.
Nominating and Corporate Governance Committee.   The Nominating and Corporate Governance Committee is comprised of Directors Le Beau, Gould and Hickey. Mr. Le Beau serves as chair of the Nominating and Corporate Governance. The Nominating and Corporate Governance met one time during the year ended December 31, 2018. The Board of Directors does not have a formal policy or specific guidelines regarding diversity among board members. However, the Board of Directors seeks members who represent a mix of backgrounds that will reflect the diversity of our stockholders, employees, and customers, and experiences that will enhance the quality of the Board of Directors’ deliberations and decisions. As the holding company for a community bank, the Board of Directors also seeks directors who can continue to strengthen Seneca Savings’ position in its community and can assist Seneca Savings with business development through business and other community contacts.
The Board of Directors considers the following criteria in evaluating and selecting candidates for nomination:
•
Contribution to Board — Seneca Financial Corp. endeavors to maintain a Board of Directors that possesses a wide range of abilities. Thus, the Board of Directors will assess the extent to which the candidate would contribute to the range of talent, skill and expertise appropriate for the Board of Directors. The Board of Directors will also take into consideration the number of public company boards of directors, other than Seneca Financial Corp.’s, and committees thereof, on which the candidate serves. The Board of Directors will consider carefully the time commitments of any candidate who would concurrently serve on the boards of directors of more than one public company other than Seneca Financial Corp., it being the policy of Seneca Financial Corp. to limit public company directorships to one company other than Seneca Financial Corp.

•
Experience — Seneca Financial Corp. is the holding company for an insured depository institution. Because of the complex and heavily regulated nature of Seneca Financial Corp.’s business, the Board of Directors will consider a candidate’s relevant financial, regulatory and business experience and skills, including the candidate’s knowledge of the banking and financial services industries, familiarity with the operations of public companies and ability to read and understand fundamental financial statements, as well as real estate and legal experience.

•
Familiarity with and Participation in Local Community — Seneca Financial Corp. is a community-orientated organization that serves the needs of local consumers and businesses. In connection with the local character of Seneca Financial Corp.’s business, the Board of Directors will consider a candidate’s familiarity with Seneca Financial Corp.’s market area (or a portion thereof), including without limitation the candidate’s contacts with and knowledge of local businesses operating in Seneca Financial Corp.’s market area, knowledge of the local real estate markets and real estate professionals, experience with local governments and agencies and political activities, and participation in local business, civic, charitable or religious organizations.

•
Integrity — Due to the nature of the financial services provided by Seneca Financial Corp. and its subsidiaries, Seneca Financial Corp. is in a special position of trust with respect to its customers. Accordingly, the integrity of the Board of Directors is of utmost importance to developing and maintaining customer relationships. In connection with upholding that trust, the Board of Directors will consider a candidate’s personal and professional integrity, honesty and reputation, including, without limitation, whether a candidate or any entity controlled by the candidate is or has in the past been subject to any regulatory orders, involved in any regulatory or legal action, or been accused or convicted of a violation of law, even if such issue would not result in disqualification for service under Seneca Financial Corp.’s Bylaws.

•
Stockholder Interests and Dedication — A basic responsibility of directors is the exercise of their business judgment to act in what they reasonably believe to be in the best long-term interests of Seneca Financial Corp. and its stockholders. In connection with such obligation, the Board of Directors will consider a candidate’s ability to represent the best long-term interests of Seneca Financial Corp. and its stockholders, including past service with Seneca Financial Corp. or Seneca Savings and contributions to their operations, the candidate’s experience or involvement with other local financial services companies, the potential for conflicts of interests with the candidate’s other pursuits, and the candidate’s ability to devote sufficient time and energy to diligently perform his or her duties, including the candidate’s ability to personally attend board and committee meetings.

•
Independence — The Board of Directors will consider the absence or presence of material relationships between a candidate and Seneca Financial Corp. (including those set forth in applicable listing standards) that might impact objectivity and independence of thought and judgment. In addition, the Board of Directors will consider the candidate’s ability to serve on any Board committees that are subject to additional regulatory requirements (e.g. Securities and Exchange Commission regulations and applicable listing standards). If Seneca Financial Corp. should adopt independence standards other than those set forth in the Nasdaq Stock Market listing standards, the Board of Directors will consider the candidate’s potential independence under such other standards.

•
Additional Factors — The Board of Directors will also consider any other factors it deems relevant to a candidate’s nomination, including the extent to which the candidate helps the Board of Directors reflect the diversity of Seneca Financial Corp.’s stockholders, employees, customers and communities. The Board of Directors also may consider the current composition and size of the Board of Directors, the balance of management and independent directors, and the need for audit committee expertise.

The Board of Directors identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service, including the current members’ board and committee meeting attendance and performance, length of board service, experience and contributions, and independence. Current members of the Board of Directors with skills and experience that are relevant to Seneca Financial Corp.’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If there is a vacancy on the Board of Directors because any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the Board of Directors would determine the desired skills and experience of a new nominee (including a review of the skills set forth above), may solicit suggestions for director candidates from all board members and may engage in other search activities.

During the year ended December 31, 2018 we did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director.
The Board of Directors may consider qualified candidates for director suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to our Corporate Secretary at 35 Oswego Street, Baldwinsville, New York 13027. The Board of Directors has adopted a procedure by which stockholders may recommend nominees to the Board of Directors. Stockholders who wish to recommend a nominee must write to Seneca Financial Corp.’s Corporate Secretary and such communication must include:
•
A statement that the writer is a stockholder and is proposing a candidate for consideration by the Board of Directors;

•
The name and address of the stockholder as they appear on Seneca Financial Corp.’s books, and of the beneficial owner, if any, on whose behalf the nomination is made;

•
The class or series and number of shares of Seneca Financial Corp.’s capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;

•
A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

•
A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

•
The name, age, personal and business address of the candidate, the principal occupation or employment of the candidate and the number of shares of common stock of Seneca Financial Corp. that are owned by the candidate;

•
The candidate’s written consent to serve as a director;

•
A statement of the candidate’s business and educational experience and all other information relating to such person that would indicate such person’s qualification to serve on Seneca Financial Corp.’s Board of Directors; and

•
Such other information regarding the candidate or the stockholder as would be required to be included in Seneca Financial Corp.’s proxy statement pursuant to Securities and Exchange Commission Regulation 14A.

To be timely, the submission of a candidate for director by a stockholder must be received by the Corporate Secretary at least 120 days prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting of stockholders. If  (i) less than 90 days’ prior public disclosure of the date of the meeting is given to stockholders and (ii) the date of the annual meeting is advanced more than 30 days prior to or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, a stockholder’s submission of a candidate shall be timely if delivered or mailed to and received by the Corporate Secretary of Seneca Financial Corp. no later than the 10th day following the day on which public disclosure (by press release issued through a nationally recognized news service, a document filed with the Securities and Exchange Commission, or on a website maintained by Seneca Financial Corp.) of the date of the annual meeting is first made.
Submissions that are received and that satisfy the above requirements are forwarded to the Board of Directors for further review and consideration, using the same criteria to evaluate the candidate as it uses for evaluating other candidates that it considers.
There is a difference between the recommendations of nominees by stockholders pursuant to this policy and a formal nomination (whether by proxy solicitation or in person at a meeting) by a stockholder. Stockholders have certain rights under applicable law with respect to nominations, and any such nominations must comply with applicable law and provisions of the Bylaws of Seneca Financial Corp. See “Stockholder Proposals and Nominations.”

Audit Committee Report
The Audit Committee has issued a report that states as follows:
•
We have reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2018.

•
We have discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301.

•
We have received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the Securities and Exchange Commission.
This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Seneca Financial Corp. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
This report has been provided by the Audit Committee:
William J. Gould
(Chairman)
William Le Beau
Kenneth Major
Robert Savicki
Transactions With Certain Related Persons
Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to Seneca Savings. The Sarbanes-Oxley Act does not apply to loans made by a depository institution that is insured by the Federal Deposit Insurance Corporation and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to Seneca Savings’ directors and officers are made in conformity with the Federal Reserve Act and applicable regulations. Federal regulations permit executive officers and directors to receive the same terms that are widely available to other employees as long as the executive officer or director is not given preferential treatment compared to other participating employees. Seneca Savings makes certain loans to its directors, executive officers and employees through an employee loan program pursuant to which loans are made at reduced rates. The reduced rate is 25 basis points and 100 basis points over market rates for residential real estate and consumer loans, respectively.
The following tables sets forth loans made by Seneca Savings to its directors and executive officers where the largest amount of all indebtedness outstanding during the years ended December 31, 2018 and December 31, 2017 exceeded $120,000, and where the borrowers received reduced interest rates pursuant to the employee loan program described above. Except for the reduced interest rates, all loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to persons not related to Seneca Savings, and did not involve more than the normal risk of collectability or present other unfavorable features.
Name	Type of Loan	Largest Aggregate Balance from January 1, 2018 to December 31, 2018	Interest Rate on December 31, 2018	Principal balance on December 31, 2018	Amount of Principal Paid from January 1, 2018 to December 31, 2018	Amount of Interest Paid from January 1, 2018 to December 31, 2018
Vitale, Joseph	Residential Real Estate	$157,879	3.625%	$149,724	$8,155	$5,527
	Home Equity Line of Credit	$5,878	5.5%	$900	$4,978	$75
	Automobile	$11,852	2.125%	$8,915	$2,935	$230

Name	Type of Loan	Largest Aggregate Balance from January 1, 2017 to December 31, 2017	Interest Rate on December 31, 2017	Principal balance on December 31, 2017	Amount of Principal Paid from January 1, 2017 to December 31, 2017	Amount of Interest Paid from January 1, 2017 to December 31, 2017
Vitale, Joseph	Residential Real Estate	$157,879	3.625%	$154,372	$3,507	$5,665
	Home Equity Line of Credit	$5,878	4.5%	$—	$5,878	$37
	Automobile	$17,052	2.125%	$—	$17,052	$296
	Automobile	$11,852	2.125%	$11,852	$244	$20
Other than as described above and except for directors and executive officers whose loans were made with reduced interest rates but for which the principal balance has been less than $120,000 since January 1, 2017, all loans made by Seneca Savings to executive officers, directors, immediate family members of executive officers and directors, or organizations with which executive officers and directors are affiliated, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to persons not related to Seneca Savings, and did not involve more than the normal risk of collectability or present other unfavorable features. Seneca Savings is in compliance with federal regulations with respect to its loans and extensions of credit to executive officers and directors. The aggregate amount of our loans to our executive officers and directors was $420,000 at December 31, 2018. As of December 31, 2018, these loans were performing according to their original repayment terms.
Pursuant to our Policy and Procedures for Approval of Related Person Transactions, the Audit Committee periodically reviews, no less frequently than twice a year, a summary of transactions in excess of $25,000 with our directors, executive officers, and their family members, for the purpose of determining whether the transactions are within our policies and should be ratified and approved. Additionally, pursuant to our Code of Business Conduct and Ethics, all of our executive officers and directors must disclose any personal or financial interest in any matter that comes before Seneca Financial Corp.
Executive Compensation
The following table sets forth for the years ended December 31, 2018 and 2017, certain information as to the total remuneration paid by Seneca Savings to Mr. Vitale, who served as President and Chief Executive Officer and our two other most highly compensated executive officers for the year ended December 31, 2018. Each individual listed in the table below is referred to as a “named executive officer.”
Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus ($)(1)	All other Compensation ($)(3)	Total ($)
Joseph G. Vitale, President and Chief Executive Officer	2018	170,468	28,426	2,236	201,130
	2017	164,123	34,440	531	199,094
Vincent J. Fazio, Executive Vice President and Chief Financial Officer	2018	111,669	18,984	1,598	132,251
	2017	107,273	20,645	441	128,359
George J. Sageer, Executive Vice President and Director of Retail Banking(2)	2018	103,580	—	1,504	105,084
	2017	99,776	11,664	457	100,897

(1)
Represents discretionary cash bonuses, which were paid for the years ended December 31, 2018 and 2017.

(2)
Mr. Sageer was terminated from his position effective on January 3, 2019.

(3)
Amounts in this column reflect what Seneca Savings paid for, or reimbursed, the applicable named executive officer for the various benefits and perquisites received in 2018 and 2017. A breakdown of the elements of compensation in this column for 2018 is set forth in the following table:

Name	ESOP ($)(1)	Imputed Income Split Dollar Life Insurance ($)	All Other Compensation ($)
Joseph G. Vitale	2,146	90	2,236
Vincent J. Fazio	1,382	216	1,598
George J. Sageer	1,276	228	1,504

(1)
Based on Seneca Financial Corp.’s closing stock price of  $7.95 on December 31, 2018.

Bonus Program
The Board of Directors has historically awarded discretionary bonuses to each full-time employee of Seneca Savings, including the named executive officers. While strict numerical formulas are not used to quantify the bonus payments, the Board of Directors and senior management assess the corporate performance of Seneca Savings and the individual performance of each employee in determining bonus payments. Company-wide performance objectives focus on earnings, growth, expense control and asset quality, which are customary metrics used by similarly-situated financial institutions in measuring performance. Individually-based performance objectives are determined based on the individual’s responsibilities and contributions to our successful operation.
For the year ended December 31, 2018, Seneca Savings awarded bonuses of  $28,426, $18,984 and $0 that were paid to Messrs. Vitale, Fazio and Sageer, respectively, in recognition of their performance and efforts.
Benefit Plans and Agreements
Employment Agreements.   On April 6, 2017, Seneca Savings entered into individual employment agreements with Joseph G. Vitale and Vincent J. Fazio, each of which has an initial term of three years. Commencing on January 1, 2018 and continuing on each January 1st thereafter (the “Renewal Date”), the agreements will renew for an additional year, such that the remaining term for Messrs. Vitale’s and Fazio’s agreements will be three years. In order for the agreements to renew, the disinterested members of the Board must, at least 30 days prior to the Renewal Date, conduct a comprehensive performance evaluation of each executive for purposes of determining whether to take action regarding the renewal of his employment agreement.
The employment agreements provide a base salary for Messrs. Vitale and Fazio in the amounts of $183,818 and $119,803, respectively. The base salaries may be increased, but not decreased (other than a decrease which is applicable to all senior officers). In addition to base salary, each executive will be entitled to participate in any bonus program and benefit plan made available to senior management employees, and will be reimbursed for all reasonable business expenses incurred.
In the event of each executive’s involuntary termination of employment for reasons other than cause, disability or death, or in the event of his resignation for “good reason,” (a “qualifying termination event”), the executive will receive a lump sum cash severance payment equal to the amount of base salary that he would have earned had he remained employed for the duration of his “benefit period.” The benefit period is 12 months or, if greater, the remaining term of his agreement as of the executive’s date of termination. In addition, each executive will be entitled to receive life insurance and non-taxable medical and dental insurance coverage substantially comparable to the coverage maintained by Seneca Savings for the benefit period or, if earlier, until the date on which the executive becomes a full-time employee of another employer and receives comparable health and welfare benefits. For purposes of the employment agreements, “good reason” is defined as: (1) a material reduction in base salary or benefits (other than reduction by Seneca Savings that is part of a good faith, overall reduction of such benefits applicable to all employees); (2) a material reduction in the executive’s duties or responsibilities; (3) a relocation of the executive’s principal place of employment by more than 50 miles from the executive’s principal place of employment as of the initial effective date of the employment agreement; or (4) a material breach of the employment agreement by Seneca Savings. In order to be entitled to the severance benefits set forth above, the executive will be required to enter into a release of claims against Seneca Savings related to his employment.

If the executive’s qualifying termination event occurs on or after the effective date of a change in control of Seneca Financial Corp. or Seneca Savings, the executive will be entitled to (in lieu of the payments and benefits described in the previous paragraph) a severance payment equal to three times the executive’s highest annual rate of base salary and bonus paid, or earned, during the calendar year of the change in control or either of the two calendar years immediately preceding the change in control. Such payment will be payable in a lump sum within 30 days following the executive’s date of termination. In addition, Seneca Savings (or its successor) will continue to provide the executive with life insurance and non-taxable medical and dental insurance coverage substantially comparable to the coverage provided to the executive immediately prior to his date of termination at no cost to the executive. Such continued coverage will cease upon the earlier of: (1) the date which is three years after the executive’s date of termination; or (2) the date on which the executive becomes a full-time employee of another employer and receives comparable health and welfare benefits.
In addition, if the executive dies while employed, the executive’s estate or beneficiary will be paid his base salary for one year following death, and his family will continue to receive non-taxable medical and dental coverage for one year after his death. The executive will not receive any additional compensation or benefits under his employment agreement in the event he becomes disabled.
Upon termination of employment (other than a termination in connection with a change in control), each executive will be required to adhere to one-year non-competition and non-solicitation covenants.
Supplemental Executive Retirement Agreements.   Seneca Savings entered into individual supplemental executive retirement agreements with Messrs. Vitale and Fazio on June 20, 2016 (the “SERPs”). The SERPs are designed to provide non-qualified supplemental retirement income to Messrs. Vitale and Fazio as an incentive for their continued service with Seneca Savings. The benefits payable under the SERPs described below are funded by the life insurance policies owned by Seneca Savings with respect to the lives of Messrs. Vitale and Fazio.
Under the SERPs, upon retirement or other separation from service without cause (including due to death or disability) on or after attaining the normal retirement age (which is age 65), Messrs. Vitale and Fazio (or their beneficiaries) are each entitled to a supplemental annual benefit equal to $25,000 and $15,000, respectively, payable in equal monthly installments for 15 years (the “Normal Retirement Benefit”). In the event of the executive’s termination of employment for any reason (other than for cause and including due to death or disability) on or after his early retirement age (which is age 50 for Mr. Vitale and age 61 for Mr. Fazio) but prior to his normal retirement age, the Normal Retirement Benefit would be reduced ratably based on the executive’s age on his date of termination, as determined pursuant to the executive’s individual SERP agreement (the “Early Retirement Benefit”). The Early Retirement Benefit is payable in equal monthly installments for 15 years.
In the event of the executive’s involuntary termination without cause, voluntary termination for “good reason,” death or disability prior to his early retirement age, the executive (or his beneficiary) would be entitled to the amount accrued under the SERP as of the date of termination, as determined in accordance with generally accepted accounting principles (the “Accrued Benefit”). The Accrued Benefit is payable in a cash lump sum within 60 days following the executive’s date of termination. If the executive voluntarily resigns without good reason prior to his early retirement age, he would receive no benefit under the SERP.
Notwithstanding the foregoing, upon the executive’s termination of employment for any reason (except for cause) within two years following a change in control of Seneca Savings, the executive would be entitled to his Normal Retirement Benefit, regardless of his age on the date of termination. The Normal Retirement Benefit is payable in equal monthly installments for 15 years, commencing on the first day of the month following the executive’s date of termination.
Executive Split Dollar Agreements.   Seneca Savings has entered into individual Executive Split Dollar Agreements with Messrs. Vitale and Fazio. Under the agreements, each executive’s designated beneficiary is entitled to share in the proceeds under a life insurance policy owned by Seneca Savings in the event of the executive’s death. If the executive’s death occurs while employed with Seneca Savings, the death benefit payable to the executive’s designated beneficiary is equal to the lesser of: (1) $150,000; or (2) the net death benefit (which is the difference between the cash surrender value of the policy and the total proceeds payable under the policy upon the death of the insured). If Mr. Vitale’s death occurs after his date of termination (other than for cause) and he has at least 10 years of service with Seneca Savings, the death benefit payable would decrease to the lesser of: (1) $25,000; or (2) the net death benefit (the “Reduced Benefit”). If Mr. Fazio’s death occurs after his date of termination (other than for cause) and he has at least seven years of service with Seneca Savings, the death benefit payable would decrease to the Reduced Benefit.
If the executives terminate employment without having met their respective age and years of service requirements described above or terminate employment due to cause, then their designated beneficiaries will not be entitled to any death benefit under their agreements.
Pension Plan.   Seneca Savings maintains the Pension Plan for Employees of Seneca Savings, a qualified noncontributory defined benefit plan (the “pension plan”) for employees. Employees of Seneca Savings hired prior to January 1, 2018 who attained age 21 and completed one year of service are eligible to accrue benefits under the pension plan. Employee hired on or after January 1, 2018 are not eligible to participate in the pension plan.
Contributions to the pension plan are made in order to satisfy the actuarially determined minimum funding requirements according to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). A participant will become 100% vested in his or her accrued benefit under the plan after five years of service with Seneca Savings.
Upon attainment of the normal retirement date (the later of age 65 or the fifth anniversary of participation in the plan), a participant is entitled to receive the normal retirement benefit, which is an annual benefit calculated by multiplying the participant’s average annual compensation up to the integration level by 1.4% for each year of credited service up to 30 years, plus multiplying the participant’s average annual compensation in excess of the “integration level” by 1.9% of each year of credited service up to 30 years. The “integration level” for the pension plan is a 35-year average of the taxable wage bases published by the Social Security Administration. If a participant terminates employment prior to his or her normal retirement date, the participant would be entitled to the vested portion of his or her accrued benefit as of the date of termination. The normal form of payment of the normal retirement benefit is a 50% joint and survivor annuity for a married participant or a single life annuity for a participant who is not married. If a participant dies while the participant is still employed by Seneca Savings or if the participant dies after he retires or terminates employment but before benefit payments start, the surviving spouse will be entitled to a life annuity based on the value of the participant’s vested accrued benefit.
Employee Stock Ownership Plan.   In connection with its mutual holding company reorganization and related stock offering, Seneca Savings adopted an employee stock ownership plan (the “ESOP”) for eligible employees. The named executive officers are eligible to participate in the ESOP just like other employees. Eligible employees who have attained age 21 on the first entry date commencing on or after the eligible employee’s completion of one year of service.
The ESOP trustee purchased, on behalf of the ESOP, 77,574 shares of Seneca Financial Corp. common stock outstanding, funded with a loan from Seneca Financial Corp. equal to the aggregate purchase price of the common stock. The loan is repaid principally through Seneca Savings’ discretionary contributions to the ESOP and any dividends payable on common stock held by the ESOP over the 30-year term of the loan. The interest rate for the ESOP loan is the prime rate, as published in The Wall Street Journal, on the closing date of the stock offering. Thereafter, the interest rate adjusts annually and is the prime rate on the first business day of the calendar year, retroactive to January 1 of such year.
The trustee holds the shares purchased by the ESOP in an unallocated suspense account, and shares are released from the suspense account on a pro-rata basis as we repay the loan. The trustee allocates the shares released among participants on the basis of each participant’s proportional share of compensation relative to all participants. A participant will become vested in his or her account balance at a rate of 20% per year over a six-year period, beginning in the second year of credited service. Participants who were employed by Seneca Savings immediately prior to the stock offering will receive credit for vesting purposes for years of service prior to adoption of the ESOP. Participants also will become fully vested automatically upon normal retirement, death or disability, a change in control, or termination of the ESOP. Generally, participants will receive distributions from the ESOP upon separation from service in accordance with the terms of the plan document. The ESOP reallocates any unvested shares forfeited upon termination of employment among the remaining participants.
Directors’ Compensation
The following table sets forth for the year ended December 31, 2018 certain information as to the total remuneration we paid to our directors. Messrs. Vitale and Fazio did not receive director fees for the year ended December 31, 2018.
Director Compensation for the Year Ended December 31, 2018
Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)(1)	Total ($)
William J. Gould	23,400	—	23,400
James Hickey	24,450	—	24,450
Joan M. Johnson(2)	5,200	—	5,200
William Le Beau	30,950	—	30,950
Kenneth Major	8,300	—	8,300
Francis R. Marlowe	23,300	—	23,300
Robert Savicki	14,150	—	14,150

(1)
For the year ending December 31, 2018, no director had perquisites, the aggregate value of which exceeded $10,000.

(2)
Ms. Johnson died in March 2018.

Director Fees
Directors each earn an annual retainer of  $2,000 and a monthly fee of  $1,600 (or $2,000 for the Chairman). Directors currently receive fees of  $250 per meeting for service on the loan, compensation, nominating and corporate governance or ALCO committees and $300 per meeting for service on the audit committee. In addition, each director serving on the Board of Directors of Seneca Savings Insurance Agency, Inc., the wholly-owned subsidiary of Seneca Savings, receives an annual fee of  $250.
Each person who serves as a director of Seneca Financial Corp. and Seneca Financial MHC also serves as a director of Seneca Savings and earns a monthly fee only in his or her capacity as a board or committee member of Seneca Savings.

PROPOSAL II — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our independent registered public accounting firm for the year ended December 31, 2017 was Baker Tilly Virchow Krause LLP (“Baker Tilly”). On March 29, 2018, the Audit Committee met and decided to dismiss Baker Tilly as our independent registered public accounting firm. Our consolidated financial statements for the years ended December 31, 2017 and 2016 were audited by Baker Tilly. Also, on March 29, 2018, our Audit Committee approved the engagement of Bonadio & Co., LLP to be our independent registered public accounting firm for the year ending December 31, 2018.
The audit reports of Baker Tilly on our consolidated financial statements as of and for the years ended December 31, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2017 and 2016 and the subsequent interim period through March 29, 2018, there were no: (1) disagreements with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Baker Tilly, would have caused Baker Tilly to make reference to the subject matter of the disagreements in connection with its audit reports, or (2) reportable events under Item 304(a)(1)(v) of SEC Regulation S-K. A representative of Baker Tilly is not expected to attend the annual meeting.
During the years ended December 31, 2017 and 2016 through March 29, 2018, we did not consult with Bonadio & Co., LLP regarding any matters or events set forth in Item 304 (a) (2) (i) and (ii) of SEC regulation S-K.
The Audit Committee of Seneca Financial Corp. has approved the engagement of Bonadio & Co., LLP to be our independent registered public accounting firm for the year ending December 31, 2019, subject to the ratification of the engagement by our stockholders. At the annual meeting, stockholders will consider and vote on the ratification of the Audit Committee’s engagement of Bonadio & Co., LLP for the year ending December 31, 2019. A representative of Bonadio & Co., LLP is expected to attend the annual meeting and may respond to appropriate questions and make a statement if he or she so desires.
Even if the engagement of Bonadio & Co., LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of Seneca Financial Corp. and its stockholders.
Set forth below is certain information concerning aggregate fees billed for professional services rendered by Bonadio & Co., LLP for the year ended December 31, 2018 and Baker Tilly Virchow Krause, LLP for the year ended December 31, 2017.
	Year Ended December 31, 2018	Year Ended December 31, 2017
Audit Fees	$71,500	$92,400
Audit-Related Fees	$—	$130,340
Tax Fees	$13,000	$—
All Other Fees	$—	$—
Audit Fees.   Audit Fees include aggregate fees billed for professional services for the audit of Seneca Financial Corp.’s annual consolidated financial statements for the years ended December 31, 2018 and 2017, and the limited reviews of quarterly condensed consolidated financial statements included in periodic reports filed with the Securities and Exchange Commission during 2018 and 2017, including out of pocket expenses.
Audit-Related Fees.   During the year ended December 31, 2017, audit-related fees consisted of fees for services related to the mutual holding company reorganization of Seneca Savings and the related stock offering, including review of the registration statement and prospectus, the issuance of consents, participation in drafting sessions, the preparation of accounting opinions, assistance with responses to regulatory accounting comments and the preparation of a comfort letter.

Tax Fees.   During the year ended December 31, 2018, tax fees billed by Bonadio & Co., LLP were $13,000 for tax preparation services. There was no tax fees billed by Baker Tilly during the year ended December 31, 2017.
Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm
The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax services is compatible with maintaining the independence of Bonadio & Co., LLP. The Audit Committee concluded that performing such services does not affect the independence of Bonadio & Co., LLP in performing its function as our independent registered public accounting firm.
The Audit Committee’s current policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee pre-approved 100% of audit-related fees billed and paid during the year ended December 31, 2018, as indicated in the table above.
The Board of Directors recommends a vote “FOR” the ratification of Bonadio & Co., LLP as independent registered public accounting firm for the year ending December 31, 2019.
PROPOSAL III — APPROVAL OF THE SENECA FINANCIAL CORP.
2019 EQUITY INCENTIVE PLAN
The Board of Directors has adopted, subject to stockholder approval, the Seneca Financial Corp. 2019 Equity Incentive Plan (the “2019 Equity Incentive Plan”), to provide officers, employees and directors of Seneca Financial Corp. and Seneca Savings with additional incentives to promote the growth and performance of Seneca Financial Corp. and Seneca Savings. The Board of Directors believes that the adoption of the 2019 Equity Incentive Plan is in the best interests of Seneca Financial Corp. and its stockholders as a means of providing Seneca Financial Corp. and Seneca Savings with the ability to retain, reward and, to the extent necessary, attract and incentivize its employees, officers and directors to promote growth, improve performance and further align their interests with those of Seneca Financial Corp.’s stockholders through the ownership of additional common stock of Seneca Financial Corp.
Why We Are Seeking Approval of the 2019 Equity Incentive Plan
Many companies with which we compete for directors and management-level employees are stockholder-owned companies that offer equity compensation as part of their overall director and officer compensation programs. By approving the 2019 Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly-qualified officers, employees and directors by offering a competitive compensation program linked to the performance of our common stock. In addition, the 2019 Equity Incentive Plan further aligns the interests of our directors and management with the interests of our stockholders by potentially increasing the ownership interests of directors and officers in the common stock of Seneca Financial Corp.
We completed our mutual holding company reorganization and related minority stock offering in October, 2017. As part of the mutual holding company reorganization and minority stock offering, we issued a total of 1,978,923 shares of common stock, including 1,068,618 issued to Seneca Financial MHC, our mutual holding company. We raised approximately $9.1 million in gross proceeds from the minority stock offering. A substantial majority of financial institutions that complete a mutual holding company reorganization and related minority stock offering or a mutual-to-stock conversion have adopted an equity-based incentive plan following the transaction. Our prospectus made clear our intent to adopt an equity incentive plan and described the regulatory requirements potentially applicable to a plan. Our prospectus also included the pro forma effect of awards granted under an equity incentive plan.
Highlights of the 2019 Equity Incentive Plan
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Share Reserve and Terms Generally Consistent with Industry Standards.   In determining the size and terms of the 2019 Equity Incentive Plan, the Board of Directors and Compensation Committee considered a number of factors, including: (1) industry practices related to the adoption of equity-incentive plans by financial institutions following a mutual holding company reorganization or mutual-to-stock conversion; and (2) applicable federal banking regulations related to the adoption of equity-incentive plans by converted financial institutions in certain circumstances. In this regard (and as described below), the maximum number of shares of common stock that may delivered pursuant to the exercise of stock options is 4.9% of the number of shares of common stock issued in the reorganization and minority stock offering, as well as the shares issued to the mutual holding company, and the maximum number of shares of common stock that may be issued as restricted stock or restricted stock units is 1.96% of the number of shares of common stock issued in the reorganization and minority stock offering, as well as the shares issued to the mutual holding company.

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Minimum Vesting Periods for Awards.   Subject to limited exceptions in the event of death, disability or involuntary termination without cause following a change in control, the 2019 Equity Incentive Plan requires that awards may not vest more rapidly than over a period of one year.

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Limits on Grants to Directors and Employees.   The maximum number of shares of common stock, in the aggregate, that may be delivered to any one non-employee director pursuant to the exercise of stock options and pursuant to the award of restricted stock or restricted stock units under the 2019 Equity Incentive Plan is 5% (30% in the aggregate for all non-employee directors) of the shares available under the plan for grant or award, respectively. The maximum number of shares of common stock that may be delivered to any one employee pursuant to the exercise of stock options and pursuant to an award of restricted stock or restricted stock units is 25% of the shares available under the plan for grant or award, respectively.

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Share Counting.   The 2019 Equity Incentive Plan provides that, if an option or award is forfeited or expires, the shares covered by the award will be available for future grant. Shares withheld to cover taxes or used to pay the exercise price of stock options will not be available for future grants.

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No Repricing.   The 2019 Equity Incentive Plan prohibits repricing and exchange of underwater options for cash or shares without stockholder approval.

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No Single-Trigger Vesting of Time-Based Awards.   The 2019 Equity Incentive Plan does not provide for vesting of time-based equity awards solely upon the occurrence of a change in control, without an accompanying involuntary termination of service (including a termination for good reason).

General
The following is a summary of the material features of the 2019 Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the 2019 Equity Incentive Plan, attached hereto as Appendix A. In the event of conflict between the terms of this disclosure and the terms of the 2019 Equity Incentive Plan, the terms of the 2019 Equity Incentive Plan will control.
Subject to permitted adjustments for certain corporate transactions, the 2019 Equity Incentive Plan authorizes the issuance or delivery to participants of up to 135,753 shares of Seneca Financial Corp. common stock pursuant to grants of incentive and non-qualified stock options, restricted stock awards and restricted stock units. Of this number, the maximum number of shares of Seneca Financial Corp. common stock that may be issued under the 2019 Equity Incentive Plan pursuant to the exercise of stock options is 96,967 shares, and the maximum number of shares of Seneca Financial Corp. common stock that may be issued as restricted stock awards or restricted stock units is 38,786 shares. These amounts represent 4.9% and 1.96%, respectively, of the number of shares of common stock issued in the mutual holding company reorganization of Seneca Savings and the stock offering of Seneca Financial Corp., including the shares issued to the Seneca Financial MHC.
The 2019 Equity Incentive Plan will be administered by the members of the Compensation Committee (the “Committee”) who are “Disinterested Board Members,” as defined in the 2019 Equity Incentive Plan. If the Compensation Committee consists of fewer than three members, the Board of Directors will appoint an additional Disinterested Board Member to the Committee. The Committee has full and exclusive power within the limitations set forth in the 2019 Equity Incentive Plan to make all decisions and determinations regarding: (1) the selection of participants and the granting of awards; (2) establishing the terms and conditions relating to each award; (3) adopting rules, regulations and guidelines for carrying out the purposes of the 2019 Equity Incentive Plan; and (4) interpreting the provisions of the 2019 Equity Incentive Plan and any award agreement. The 2019 Equity Incentive Plan also permits the Committee to delegate all or part of its responsibilities and powers to any person or persons selected by it. The Committee may, subject to the limitations set forth in the 2019 Equity Incentive Plan, grant stock options and awards of restricted stock or restricted stock units to themselves and other members of the Board of Directors, as well as to employees of Seneca Financial Corp. and its subsidiaries.
Except for accelerating the vesting of awards to avoid the minimum requirements specified in the plan or accelerating the vesting requirements applicable to an award as a result of or in connection with a change in control, the Compensation Committee has the authority to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award at any time after the grant of the award or to extend the time period to exercise a stock option, provided that such extension is consistent with Section 409A of the Internal Revenue Code.
Eligibility
All employees and directors of Seneca Financial Corp. and its subsidiaries are eligible to receive awards under the 2019 Equity Incentive Plan, except that non-employees may not be granted incentive stock options under the plan. As of March 31, 2019, there were six non-employee directors and 41 employees eligible to participate and receive awards under the 2019 Equity Incentive Plan.
Types of Awards
The Committee may determine the type and terms and conditions of awards under the 2019 Equity Incentive Plan. Awards will be evidenced by award agreements approved by the Committee and delivered to participants. The award agreements will set forth the terms and conditions of each award. Awards may be granted as incentive and non-qualified stock options, restricted stock awards and restricted stock units.
Stock Options.   A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value of the common stock on the date of grant. “Fair Market Value” for purposes of the 2019 Equity Incentive Plan means, if the common stock of Seneca Financial Corp. is listed on a securities exchange, the closing sales price of the common stock on the date of grant (or any other applicable date), or if the common stock was not traded on that date, then on the immediately preceding date on which sales were reported. If the common stock is not traded on a securities exchange, the Committee will determine the fair market value in good faith and on the basis of objective criteria consistent with the requirements of Section 422 of the Internal Revenue Code and the applicable requirements of Section 409A of the Internal Revenue Code. Stock Options may not have a term longer than 10 years from the date of grant.
Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (1) either in cash or with stock valued at fair market value as of the day of exercise; (2) by a “cashless exercise” through a third party; (3) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price of the stock option; (4) by personal, certified or cashiers’ check; (5) by other property deemed acceptable by the Committee; or (6) by a combination of the foregoing. Stock options are subject to vesting conditions and restrictions as determined by the Committee.
Restricted Stock.   A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration, or any minimum consideration that may be required by applicable law. Restricted stock awards under the 2019 Equity Incentive Plan will be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee consistent with the 2019 Equity Incentive Plan. Prior to awards vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to the common stock subject to the award. Unless otherwise determined by the Committee, dividends paid on unvested awards will be retained and distributed to the participant within 30 days of the vesting of the award.
Restricted Stock Units.   Restricted stock units are similar to restricted stock awards in that the value of a restricted stock unit is denominated in shares of stock. However, unlike a restricted stock award, no shares of stock are transferred to the participant until certain requirements or conditions associated with the award are satisfied. The limitation on the number of restricted stock awards available described in the paragraph above is also applicable to restricted stock units.
Limitations on Awards Under the 2019 Equity Incentive Plan
The following limits apply to awards under the 2019 Equity Incentive Plan:
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The maximum number of shares of common stock that may be available for awards under the 2019 Equity Incentive Plan is 135,753 shares, of which up to 96,967 shares of common stock may be delivered pursuant to the exercise of stock options and 38,786 shares of common stock may be issued pursuant to restricted stock awards or restricted stock units.

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The maximum number of shares of common stock that may be delivered to any one employee pursuant to the exercise of stock options and pursuant to restricted stock awards or restricted stock units is 24,241 shares and 9,696 shares, respectively (all of which may be granted in any one calendar year). These maximum amounts represent 25% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and 25% of the number of shares of common stock that may be issued pursuant to restricted stock awards or restricted stock units.

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The maximum number of shares of common stock that may be delivered to any one non-employee director pursuant to the exercise of stock options and the issuance of restricted stock awards or restricted stock units is 4,848 shares and 1,939 shares, respectively (all of which may be granted in any one calendar year). These maximum amounts represent 5% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and 5% of the maximum number of shares of common stock that may be issued pursuant to restricted stock awards or restricted stock units. The Committee may, up to, but subject to these limitations and the other applicable limitations set forth in the 2019 Equity Incentive Plan, grant stock options and awards of restricted stock or restricted stock units to themselves and other members of the Board of Directors.

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The maximum number of shares of common stock that may be delivered to all non-employee directors, in the aggregate, pursuant to the exercise of stock options and the issuance of restricted stock awards or restricted stock units is 29,090 shares and 11,635 shares, respectively (all of which may be granted in any one calendar year). These maximum amounts represent 30% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and 30% of the maximum number of shares of common stock that may be issued pursuant to restricted stock awards or restricted stock units. The Committee may, up to, but subject to these limitations and the other applicable limitations set forth in the 2019 Equity Incentive Plan, grant stock options and awards of restricted stock or restricted stock units to themselves and other members of the Board of Directors.

In the event of a corporate transaction involving the stock of Seneca Financial Corp. (including, without limitation, any stock dividend, stock split or other special and nonrecurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the Committee will, in an equitable manner, adjust the number and kind of securities available for grants of stock options, restricted stock awards or restricted stock units, the number and kind of securities that may be delivered or deliverable with respect to outstanding stock options, restricted stock awards and restricted stock units, and the exercise price of stock options.
In addition, the Committee is authorized to make certain other adjustments to the terms and conditions of stock options, restricted stock awards and restricted stock units consistent with the terms of the plan.
The closing sale price of Seneca Financial Corp.’s common stock as quoted on the OTC Markets Group on April 8, 2019 was $8.35.
Prohibition Against Repricing of Options.   The 2019 Equity Incentive Plan provides that neither the Committee nor the Board of Directors may make any adjustment or amendment to the plan or an award that reduces or would have the effect of reducing the exercise price of a previously granted stock option.
Prohibition on Transfer.   Generally, all awards, except non-qualified stock options, granted under the 2019 Equity Incentive Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Awards may be transferable pursuant to a qualified domestic relations order. At the Committee’s sole discretion, non-qualified stock options may be transferred for valid estate planning purposes in a manner consistent with the Internal Revenue Code and federal securities laws. During the life of the participant, awards may be exercised only by the participant. The Committee may permit a participant to designate a beneficiary to exercise stock options or receive any rights that may exist upon a participant’s death with respect to awards granted under the 2019 Equity Incentive Plan.
Performance Measures
The Committee may use performance measures for vesting purposes with respect to awards granted under the 2019 Equity Incentive Plan. The performance measures may include one or more of the following: book value or tangible book value per share; basic earnings per share; basic cash earnings per share; diluted earnings per share; diluted cash earnings per share; return on equity; net income or net income before taxes; cash earnings; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; cash return on average assets; return on average stockholders’ equity; cash return on average stockholders’ equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity; core earnings; operating income; operating efficiency ratio; net interest rate margin or net interest rate spread; growth in assets, loans, or deposits; loan production volume; non-performing loans; total stockholder return; cash flow; strategic business objectives consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; any other measure determined by the Committee or any combination of the foregoing performance measures.
Performance measures may be based on the performance of Seneca Financial Corp. as a whole or of any one or more subsidiaries or business units of Seneca Financial Corp. or a subsidiary, may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items.
Dividend Equivalents
The Committee is authorized to grant dividend equivalents with respect to restricted stock units available under the Plan. Dividend equivalents confer on the participant the right to receive payments equal to cash dividends or distributions with respect to all or a portion of the number of shares of stock subject to the award. Unless otherwise determined by the Committee, the dividend equivalent right will be paid at the same time as the shares subject to the restricted stock unit are distributed to the participant.

Vesting of Awards
The Committee will specify the vesting schedule or conditions of each award. Unless the Committee specifies a different vesting schedule at the time of grant, awards under the 2019 Equity Incentive Plan, other than performance awards, must be granted with a vesting rate not exceeding 20% per year, with the initial installment vesting no earlier than the one-year anniversary of the date of grant. If the vesting of an award under the 2019 Equity Incentive Plan is conditioned on the completion of a specified period of service with Seneca Financial Corp. or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting will be determined by the Committee and evidenced in an award agreement. Notwithstanding anything to the contrary in the 2019 Equity Incentive Plan, awards under the plan may not vest more rapidly than over a period of one year, unless accelerated due to death, disability or involuntary termination of employment or service following a change in control. Vesting may be accelerated in the event of death, disability, or upon involuntary termination of employment or service following a change in control or, subject to the foregoing requirements and in a manner consistent with the plan, at the discretion of the Committee.
Change in Control
Unless otherwise stated in an award agreement, at the time of an involuntary termination of employment or service following a change in control, all stock options then held by the participant will become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the stock option). All stock options may be exercised for a period of one year following the participant’s involuntary termination, provided, however, that no stock option will be eligible for treatment as an incentive stock option in the event such stock option is exercised more than three months following involuntary termination of employment. At the time of an involuntary termination of employment or service following a change in control, all awards of restricted stock and restricted stock units will immediately become fully earned and vested. In the event of a change in control, any performance measures will be deemed satisfied at the “target” level as of the date of the change in control, unless data supports and the Committee certifies that the performance measures have been achieved at a level higher than the target level as of the effective date of the change in control, in which case, the performance award will vest at the higher level.
Amendment and Termination
The Board of Directors may, at any time, amend or terminate the 2019 Equity Incentive Plan or any award granted under the 2019 Equity Incentive Plan, provided that, except as provided in the 2019 Equity Incentive Plan, no amendment or termination may adversely impair the rights of a participant or beneficiary under an award without the participant’s (or the affected beneficiary’s) written consent. The Board of Directors may not amend the 2019 Equity Incentive Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the plan (other than as provided in the 2019 Equity Incentive Plan), or materially modify the requirements for participation in the plan, without approval of stockholders. Notwithstanding the foregoing, the Committee may amend the 2019 Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, to conform the plan or an award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the 2019 Equity Incentive Plan, or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of Seneca Financial Corp.
Duration of Plan
The 2019 Equity Incentive Plan will become effective upon approval by the stockholders at this meeting. The 2019 Equity Incentive Plan will remain in effect as long as any award under it is outstanding; however, no awards may be granted under the 2019 Equity Incentive Plan on or after the 10-year anniversary of the effective date of the plan. At any time, the Board of Directors may terminate the 2019 Equity Incentive Plan. However, any termination of the 2019 Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations
The following is a summary of the current federal income tax consequences with respect to awards under the 2019 Equity Incentive Plan:
Non-Qualified Stock Options.   The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and Seneca Financial Corp. will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of the acquired shares will be treated as capital gains and losses, with the cost basis in the shares equal to the fair market value of the shares at the time of exercise.
Incentive Stock Options.   The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option also will not result in taxable income to the participant, provided the participant was, without a break in service, an employee of Seneca Financial Corp. or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant becomes disabled, as that term is defined in the Internal Revenue Code).
The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.
If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of the stock option, then, upon disposition of the acquired shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.
If the foregoing holding period requirements are not met, the participant will generally recognize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of: (1) the excess of the fair market value of the shares on the date of exercise over the exercise price; or (2) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and Seneca Financial Corp. will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.
Restricted Stock.   A participant will not realize taxable income at the time of the grant of restricted stock, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will recognize ordinary income in an amount equal to the then fair market value of those shares and Seneca Financial Corp. will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in the shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant, and Seneca Financial Corp. will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.
Restricted Stock Unit.   A participant who has been granted a restricted stock unit will not realize taxable income as long as the award remains in the form of a restricted stock unit. When the restricted stock unit is extinguished and a stock award is issued, the tax consequences for restricted stock awards (see paragraph above) will be recognized. A restricted stock unit does not have voting rights or dividend rights. Since no stock is transferred to the participant on the grant date of the restricted stock unit, an election to have the restricted stock unit taxed at the grant date cannot be made since Section 83(b) of the Internal Revenue Code requires a transfer of stock.
Withholding of Taxes.   Seneca Financial Corp. may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy the tax withholding requirements, provided such withholding does not trigger adverse accounting consequences.
Change in Control.   Any acceleration of the vesting or payment of awards under the 2019 Equity Incentive Plan in the event of a change in control or termination of employment or service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under Section 280G of the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude a deduction by Seneca Financial Corp. with respect to the awards.
Deduction Limits.   Section 162(m) of the Internal Revenue Code generally limits our ability to deduct for tax purposes compensation in excess of  $1.0 million per year for each of our principal executive officer, principal financial officer and three additional highest compensated officers during any taxable year of Seneca Financial Corp. after December 31, 2016. Compensation resulting from awards under the 2019 Equity Incentive Plan will be counted toward the $1.0 million limit.
Tax Advice.   The preceding discussion is based on federal tax laws and regulations currently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2019 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2019 Equity Incentive Plan. Seneca Financial Corp. suggests participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them.
Accounting Treatment
Under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Seneca Financial Corp. is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).
Awards to be Granted
The Board of Directors has adopted the 2019 Equity Incentive Plan, contingent upon stockholder approval. If the 2019 Equity Incentive Plan is approved by stockholders, the Committee intends to meet promptly after stockholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees, and non-employee directors. At the present time, no specific determination has been made as to the grant or allocation of awards.
Clawback Policy
The 2019 Equity Incentive Plan provides that if Seneca Financial Corp. is required to prepare an accounting restatement due to its material noncompliance, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or who, if applicable, is subject to clawback under Section 954 of the Dodd-Frank Act must reimburse Seneca Financial Corp. with the required amount of any payment in settlement of an award earned or accrued during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, awards granted under the 2019 Equity Incentive Plan are subject to any clawback policy adopted by the Board of Directors.

Required Vote and Recommendation of the Board of Directors
In order to approve the 2019 Equity Incentive Plan, the proposal must receive the affirmative vote of (x) a majority of the votes represented at the annual meeting and entitled to vote on the matter, as well as (y) a majority of the votes cast by stockholders other than Seneca Financial MHC. For purposes of the vote required in clause (x), above, abstentions will have the same effect as votes against the proposal, and for purposes of the vote required in clause (y), above, abstentions will not affect the outcome of the vote. Broker non-votes will not affect the outcome of the vote under either clause (x) or clause (y).
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2019 EQUITY INCENTIVE PLAN.
STOCKHOLDER PROPOSALS AND NOMINATIONS
In order to be eligible for inclusion in the proxy materials for our 2020 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Seneca Financial Corp.’s executive office, 35 Oswego Street, Baldwinsville, New York 13027, no later than December 20, 2019, which is 120 days prior to the anniversary of the date we expect to mail these proxy materials. If the date of the 2020 Annual Meeting of Stockholders is changed by more than 30 days, any stockholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.
In order to be brought before an annual meeting of stockholders, any new business or a director nomination proposed by a stockholder must be stated in writing and received by our Secretary not less than five days prior to the date of the annual meeting.
The 2020 annual meeting of stockholders is expected to be held May 19, 2020. Advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be given to us no later than May 14, 2020. If notice is received after May 14, 2020, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.
Nothing in this proxy statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.
OTHER MATTERS
The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the annual meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.
MISCELLANEOUS
A COPY OF SENECA FINANCIAL CORP.’S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2018 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, 35 Oswego Street, Baldwinsville, New York 13027 OR BY CALLING (315) 638-0233.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
Seneca Financial Corp.’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders, and the 2018 Annual Report are each available on the Internet at http://www.astproxyportal.com/ast/21713.
By Order of the Board of Directors
Jamie Nastri
Corporate Secretary
Baldwinsville, New York
April 18, 2019

Appendix A
SENECA FINANCIAL CORP.
2019 EQUITY INCENTIVE PLAN
ARTICLE 1 — GENERAL
Section 1.1 Purpose, Effective Date and Term.   The purpose of the Seneca Financial Corp. 2019 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Seneca Financial Corp. (the “Company”), and its Subsidiaries, including Seneca Savings (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to that success and to further align their interests with those of the Company’s stockholders through the ownership of additional common stock of the Company. The “Effective Date” of the Plan shall be the date on which the Plan satisfies the applicable stockholder approval requirements. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.
Section 1.2 Administration.   The Plan shall be administered by the Compensation Committee of the Board of Directors (the “Committee”) or, subject to the limitation set forth in Section 5.1, by the Board of Directors.
Section 1.3 Participation.   Each Employee or Director of the Company or any Subsidiary who is granted an Award in accordance with the terms of the Plan shall be a Participant in the Plan. The grant of Awards shall be limited to Employees and Directors of the Company or any Subsidiary.
Section 1.4 Definitions.   Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.
ARTICLE 2 — AWARDS
Section 2.1 General.   Any Award under the Plan may be granted singularly or in combination with another Award or other Awards. Each Award under the Plan shall be subject to the terms and conditions of the Plan and any additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to the Award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or any Subsidiary, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:
(a) Stock Options.   A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Option that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board of Directors, whichever is earlier; or (ii) to a non-Employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify it from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b) Restricted Stock Awards.   A Restricted Stock Award means a grant of a share of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.
(c) Restricted Stock Units.   A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of the Stock multiplied by the number of Restricted Stock Units being settled, or a combination of shares of Stock and cash.
(d) Performance Awards.   A Performance Award means Restricted Stock or Restricted Stock Units that will vest upon the achievement of one or more specified performance measures set forth in Section 2.5.
Section 2.2 Stock Options.
(a) Grant of Stock Options.   Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option and the Exercise Price; (iii) specify the vesting period or conditions to vesting; and (iv) contain any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service, as the Committee may, in its discretion, prescribe.
(b) Terms and Conditions.   A Stock Option shall be exercisable in accordance with its terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to a 10% Stockholder). The Exercise Price of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity. The payment of the Exercise Price shall be by cash or, subject to limitations imposed by applicable law, by any other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from the exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price (and if applicable, any tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.
(c) Prohibition of Cash Buy-Outs of Underwater Stock Options.   Under no circumstances will any underwater Stock Options which were granted under the Plan be bought back by the Company without stockholder approval.
Section 2.3 Restricted Stock.
(a) Grant of Restricted Stock.   Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either: (x) registered in the name of the Participant and held by or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:
The Stock evidenced hereby is subject to the terms of an Award Agreement with Seneca Financial Corp. dated [Date], made pursuant to the terms of the Seneca Financial Corp. 2019 Equity Incentive Plan, copies of which are on file at the executive offices of Seneca Financial Corp., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of the Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of the Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of the Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.
(b) Terms and Conditions.   Each Restricted Stock Award shall be subject to the following terms and conditions:
(i) Dividends.   Unless the Committee determines otherwise, cash dividends or distributions, if any, declared with respect to shares of Stock subject to a Restricted Stock Award shall be retained by the Company and only distributed to a Participant within thirty (30) days after the vesting date of the underlying Restricted Stock Award. If the underlying Stock does not vest, the dividends held by the Company with respect to such Stock shall be forfeited by the Participant. No dividends shall be paid with respect to a Restricted Stock Awards subject to performance-based vesting conditions unless and until the Participant vests in the Restricted Stock Award. Upon the vesting of a performance-based Restricted Stock Award under Section 2.5, any dividends declared but not paid to the Participant during the vesting period shall be paid within thirty (30) days following the vesting date. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award, whether or not performance-based, shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which the dividends were derived.
(ii) Voting Rights.   Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies its determination in the relevant Award Agreement, a Participant shall have voting rights related to the unvested, non-forfeited Restricted Stock and the voting rights shall be exercised by the Participant in his discretion.
(iii) Tender Offers and Merger Elections.   Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. The direction for any the shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no direction is given, then the shares of Restricted Stock shall not be tendered.
(iv) The Committee may, in connection with the grant of Restricted Stock Awards, condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a). Regardless of whether Restricted Stock Awards are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable performance measures) need not be the same with respect to each recipient.

Section 2.4 Restricted Stock Units.
(a) Grant of Restricted Stock Unit Awards.   Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award; (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the Restriction Period and the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; (iv) the effect of a Participant’s termination of employment or Service; and (v) contain any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services.
(b) Terms and Conditions.   Each Restricted Stock Unit Award shall be subject to the following terms and conditions:
(i) The Committee shall impose any other conditions and/or restrictions on any Restricted Stock Unit Award as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures, restrictions under applicable laws or under the requirements of any Exchange or market upon which shares of Stock may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of Restricted Stock Units.
(ii) The Committee may, in connection with the grant of Restricted Stock Units, condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a). Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has determined that the performance goals have been satisfied.
(iii) Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit for which the Participant’s continued Service is required (the “Restriction Period”), and until the later of  (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.
(iv) A Participant shall have no voting rights with respect to any Restricted Stock Units. No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be assigned to Restricted Stock Units. In such case, the Dividend Equivalent Right shall be paid at the same time as the shares or cash subject to the Restricted Stock Unit are distributed to the Participant.
Section 2.5 Performance Awards.   The vesting of a Performance Award consisting of a Restricted Stock Award or a Restricted Stock Unit Award may be conditioned on the achievement of one or more objective performance measures set forth in sub-section (a) below, as may be determined by the Committee. At the discretion of the Committee, the vesting of any Stock Option also may be subject to the achievement of one or more objective performance measures.
(a) Performance Measures. Performance measures may be based on any one or more of the following:
(i) book value or tangible book value per share;
(ii) basic earnings per share;
(iii) basic cash earnings per share;
(iv) diluted earnings per share;
(v) diluted cash earnings per share;

(vi) return on equity;
(vii) net income or net income before taxes;
(viii) cash earnings;
(ix) net interest income;
(x) non-interest income;
(xi) non-interest expense to average assets ratio;
(xii) cash general and administrative expense to average assets ratio;
(xiii) efficiency ratio;
(xiv) cash efficiency ratio;
(xv) return on average assets;
(xvi) cash return on average assets;
(xvii) return on average stockholders’ equity;
(xviii) cash return on average stockholders’ equity;
(xix) return on average tangible stockholders’ equity;
(xx) cash return on average tangible stockholders’ equity;
(xxi) core earnings;
(xxii) operating income;
(xxiii) operating efficiency ratio;
(xxiv) net interest rate margin or net interest rate spread;
(xxv) growth in assets, loans, or deposits;
(xxvi) loan production volume;
(xxvii) non-performing loans;
(xxviii) total stockholder return;
(xxix) cash flow;
(xxx) strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management;
(xxxi) any other measure(s) determined by the Committee; or
(xxxii) any combination of the foregoing.
Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the Award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Participant’s Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) expenses incurred in connection with a merger, branch acquisition or similar transaction. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.
(b) Adjustments.   If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or Subsidiary or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify the performance measures, in whole or in part, as the Committee deems appropriate. Notwithstanding anything to the contrary herein, performance measures relating to any Award will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.
Section 2.6 Vesting of Awards.   Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan (other than Performance Awards shall be granted with a vesting rate not exceeding twenty percent (20%) per year, with the initial installment vesting no earlier than the one-year anniversary of the date of grant, unless accelerated due to death, Disability or Involuntary Termination following a Change in Control. Notwithstanding the foregoing sentence, Awards under the Plan shall not vest more rapidly than in equal installments over a period of one (1) year, unless accelerated due to death, Disability or Involuntary Termination following a Change in Control. If the right to become vested in an Award (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Plan, the Committee (subject to the limitations set forth in this Section) or set forth in the Award Agreement, in the event of the Participant’s death, Disability or Involuntary Termination following a Change in Control).
Section 2.7 Deferred Compensation.   If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.7 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to the rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if the discretionary authority would contravene Code Section 409A.
Section 2.8 Prohibition Against Option Repricing.   Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board of Directors shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.
Section 2.9. Effect of Termination of Service on Awards.   The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment or severance agreement entered into by and between the Company and/or the Bank or other Subsidiary and an Employee, the following provisions shall apply to each Award granted under this Plan:
(a) Upon a Participant’s Termination of Service for any reason other than due to Disability, death, Retirement or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination, and the Stock Options may be exercised only for a period of three (3) months following termination and any Restricted Stock Award and Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.
(b) In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.
(c) Upon Termination of Service for reason of Disability or death, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Unless the Committee specifies otherwise, Stock Options may be exercised for a period of one year following Termination of Service due to death or Disability or the remaining unexpired term of the Stock Option, if less; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event the Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of Termination of Service. Unless the Committee specifies otherwise, in the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for one year following Termination of Service. No Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement and any Stock Option, Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.
(d) Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of the Stock Option.
(e) Notwithstanding the provisions of this Section 2.9, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards and Restricted Stock Units is as set forth in Article 4.
Section 2.10 Holding Period for Vested Awards.   As a condition of receipt of an Award, the Award Agreement may require a Participant to agree to hold a vested Award or Stock received upon exercise of a Stock Option for some period of time. The foregoing limitation shall not apply to the extent that an Award vests due to death, Disability or Involuntary Termination at or following a Change in Control, or to the extent that (i) a Participant directs the Company to withhold or the Company elects to withhold with respect to the vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld or (ii) a Participant exercises a Stock Option by a net settlement, and in the case of  (i) and (ii) herein, only to the extent of the shares withheld for tax purposes or for purposes of the net settlement.
ARTICLE 3 — Shares Subject to Plan
Section 3.1 Available Shares.   The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2 Share Limitations.
(a) Share Reserve.   Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 135,753 shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is 96,967 shares of Stock, which represents 4.9% of the number of shares issued in connection with the reorganization of the Bank from the mutual to the mutual holding company form of organization and the Company’s related minority stock issuance on October 11, 2017 (the “Reorganization”). The maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units is 38,786 shares of Stock, which represents 1.96% of the number of shares issued in the Reorganization. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.
(b) Computation of Shares Available.   For purposes of this Section 3.2, the number of shares of Stock available for the grant of additional Stock Options, Restricted Stock Awards or Restricted Stock Units shall be reduced by the number of shares of Stock previously granted, subject to the following: to the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.
Section 3.3 Limitations on Grants to Individuals.
(a) Employee Awards.
(i) Stock Options — Employees.   The maximum number of shares of Stock, in the aggregate, that may be covered by a Stock Option granted to any one Employee under the Plan shall be 24,241 shares, all of which may be granted during any calendar year. This maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be delivered pursuant Stock Options under Section 3.2.
(ii) Restricted Stock Awards and Restricted Stock Units — Employees.   The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards and Restricted Stock Units granted to any one Employee Participant under the Plan shall be 9,696 shares, all of which may be granted during any calendar year. This maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units.
(b) Director Awards.
(i) Stock Options — Individual non-Employee Directors may be granted Stock Options of up to 4,848 shares, in the aggregate, all of which may be granted during any calendar year and, in addition, all non-employee Directors, in the aggregate, may be granted up to 29,090 shares all of which may be granted during any calendar year. These maximum amounts represent approximately five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.
(ii) Restricted Stock/Restricted Stock Units — Individual non-Employee Directors may be granted Restricted Stock and/or Restricted Stock Units of up to 1,939 shares, in the aggregate, all of which may be granted during any calendar year and, in addition, all non-employee Directors, in the aggregate, may be granted up to 11,635 shares all of which may be granted during any calendar year.

These maximum amounts represent approximately five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to Restricted Stock and Restricted Stock Units under Section 3.2.
(c) The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.
Section 3.4 Corporate Transactions.
(a) General.   In the event any recapitalization, reclassification, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or increase or decrease in the number of shares of Stock without consideration, or similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of: (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock Awards and Restricted Stock Units; and (iii) the Exercise Price. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.
(b) Merger in which Company is Not Surviving Entity.   In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled; provided, further, that in the event the Exercise Price of outstanding Stock Options exceed the value to be exchanged for an outstanding share of Stock (an “Underwater Stock Option”) in such merger, consolidation or other business reorganization, the Committee may, in its discretion, cancel and terminate such Underwater Stock Options without the consent of the holder of the Stock Option and without any payment to such holder.
Section 3.5 Delivery of Shares.   Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:
(a) Compliance with Applicable Laws.   Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless the delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b) Certificates.   To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.
ARTICLE 4 — CHANGE IN CONTROL
Section 4.1 Consequence of a Change in Control.   Subject to the provisions of Section 2.6 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan:
(a) At the time of a Participant’s Involuntary Termination at or following a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following the Participant’s Involuntary Termination, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following such Involuntary Termination. To the extent not specified herein or in the Award Agreement, the Committee shall have the discretion to determine the treatment of outstanding unvested Stock Options, provided, however, that any such Awards will be deemed earned and shall vest if not assumed by a successor entity.
(b) At the time of a Participant’s Involuntary Termination at or following a Change in Control, all Awards of Restricted Stock and Restricted Stock Units shall become fully earned and vested immediately. Notwithstanding the above, any Awards, the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) of this Section 4.1.
(c) In the event of a Change in Control, Performance Awards under the Plan shall vest pro-rata based on the portion of the performance period elapsed at the date of the Change in Control and at the actual level of the performance measures that have been achieved, however, if the performance measures are not reasonably determinable as of the date of the Change in Control, the performance measures will be assumed to have been achieved at “target”.
(d) With respect to Awards other than Awards the vesting of which is subject to performance-based conditions, in the event of a Change in Control, if the acquiring corporation fails to assume the Awards granted hereunder or to convert the Awards to awards for the acquiror’s stock options, restricted stock or restricted stock units, such awards shall vest immediately upon the effective time of such Change in Control.
Section 4.2 Definition of Change in Control.   For purposes of this Plan, the term “Change in Control” shall mean the consummation by the Company or the Bank, in a single transaction or series of related transactions, of any of the following:
(a) Merger:   The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;
(b) Acquisition of Significant Share Ownership:   There is filed, or is required to be filed, a report on Schedule 13D or another form or schedule (other than a Schedule 13G) required under Sections 13(d) or 14(d) of the Exchange Act, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or Bank’s voting securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;
(c) Change in Board Composition:   During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s board of directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s board of directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board of directors (or first nominated by the board of directors for election by the stockholders) by a vote of at least two-thirds (2∕3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period or who is appointed as a director as a result of a directive, supervisory agreement or order issued by the primary federal regulator of the Company or the Bank or by the Federal Deposit Insurance Corporation shall be deemed to have also been a director at the beginning of such period; or
(d) Sale of Assets:   The Company or the Bank sells to a third party all or substantially all of its assets.
Notwithstanding the foregoing, in the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to the Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.
In addition, in no event shall a reorganization of Seneca Financial MHC (i.e., the mutual holding company), the Company and the Bank solely within its corporate structure or a second-step conversion constitute a Change in Control for purposes of the Plan.
ARTICLE 5 — COMMITTEE
Section 5.1 Administration.   The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board of Directors shall appoint to the Committee additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board of Directors (or if necessary to maintain compliance with the applicable listing standards, those members of the Board of Directors who are “independent directors” under the corporate governance statutes or rules of any national Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.
Section 5.2 Powers of Committee.   The administration of the Plan by the Committee shall be subject to the following:
(a) the Committee will have the authority and discretion to select those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.17), performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards and, except with respect to:
(i) outstanding unvested Awards on the date of a Change in Control (which are subject to vesting in accordance with Section 4.1) or
(ii) any Award within the first year after grant, or in violation of any minimum vesting requirements set forth in Section 2.6 hereof, to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award, or to extend the time period to exercise a Stock Option, provided that the extension is consistent with Code Section 409A.
(b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.
(c) The Committee will have the authority to define terms not otherwise defined herein.
(d) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

(e) The Committee will have the authority to: (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC (the “Blackout Period”); and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that such extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.
Section 5.3 Delegation by Committee.   Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board of Directors who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (b) delegating to a committee of one or more members of the Board of Directors who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.
Section 5.4 Information to be Furnished to Committee.   As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.
Section 5.5 Committee Action.   The Committee shall hold meetings, and may make administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee, including interpretations of provisions of the Plan, shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.
ARTICLE 6 — AMENDMENT AND TERMINATION
Section 6.1 General.   The Board of Directors may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Sections 2.7, 3.4 and 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award prior to the date the amendment is adopted by the Board of Directors; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment is approved by the Company’s stockholders.

Section 6.2 Amendment to Conform to Law and Accounting Changes.   Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 to any Award granted under the Plan without further consideration or action.
ARTICLE 7 — GENERAL TERMS
Section 7.1 No Implied Rights.
(a) No Rights to Specific Assets.   Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.
(b) No Contractual Right to Employment or Future Awards.   The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.
(c) No Rights as a Stockholder.   Except as otherwise provided in the Plan or in the Award Agreement, no Award shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.
Section 7.2 Transferability.   Except as otherwise so provided by the Committee, Stock Options under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust; or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.
Section 7.3 Designation of Beneficiaries.   A Participant may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation. Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4 Non-Exclusivity.   Neither the adoption of this Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors or the Committee to adopt such other incentive arrangements as may deem desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units or Stock Options and such arrangements may be either generally applicable or applicable only in specific cases.
Section 7.5 Eligibility for Form and Time of Elections/Notification Under Code Section 83(b).   Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service or as otherwise required by the Committee. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).
Section 7.6 Evidence.   Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.
Section 7.7 Tax Withholding.   Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require the Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to the vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the amount required for federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of  (a) the amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards and Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the amount of required tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FASB ASC Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to tax withholding requirements.
Section 7.8 Action by Company or Subsidiary.   Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board of directors (including a committee of the board of directors) who are duly authorized to act for the board of directors, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.
Section 7.9 Successors.   All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of the successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.
Section 7.10 Indemnification.   To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board of Directors, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’

fees) that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his own behalf, unless such loss, cost, liability, or expense is a result of his own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.
Section 7.11 No Fractional Shares.   Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award Agreement. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether the fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.
Section 7.12 Governing Law.   The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of New York without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of New York, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award, each Participant and any other person claiming any rights under the Plan agrees to submit himself and any legal action that brought with respect to the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.
Section 7.13 Benefits Under Other Plans.   Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, non-qualified plan or other benefit plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).
Section 7.14 Validity.   If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts of the Plan, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.
Section 7.15 Notice.   Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:
(a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;
(b) in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or
(c) in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary, unless otherwise provided in the Award Agreement.
Section 7.16 Forfeiture Events.
(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for Cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.
(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or who is subject to clawback under Section 954 of the Dodd-Frank Act shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve-month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.
In addition, Awards granted hereunder are subject to any clawback policy adopted by the Board of Directors, as may be amended from time to time.
Section 7.17 Automatic Exercise.   In the sole discretion of the Committee exercised in accordance with Section 5.2(a) above, any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the exercise price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the exercise price and any applicable tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the Exercise Price and any applicable tax withholding.
Section 7.18 Regulatory Requirements.
(a) The grant and settlement of Awards shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.
ARTICLE 8 — DEFINED TERMS; CONSTRUCTION
Section 8.1 In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:
(a) “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.
(b) “Award” means any Stock Option, Restricted Stock, Restricted Stock Unit, Performance Award or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.
(c) “Award Agreement” means the document (in whatever medium prescribed by the Committee) that evidences the terms and conditions of an Award. A copy of the Award Agreement shall be provided (or made available electronically) to the Participant. Any document is referred to as an Award Agreement, regardless of whether a Participant’s signature is required.

(d) “Board of Directors” means the Board of Directors of the Company.
(e) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means termination because of a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Bank’s Code of Ethics, material violation of the Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of the Bank or the Board of Directors will likely cause substantial financial harm or substantial injury to the reputation of the Bank or the Company, willfully engaging in actions that in the reasonable opinion of the Board of Directors will likely cause substantial financial harm or substantial injury to the business reputation of the Bank or the Company, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract.
(f) “Change in Control” has the meaning ascribed to it in Section 4.2.
(g) “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.
(h) “Director” means a member of the Board of Directors or the board of directors of a Subsidiary.
(i) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of  “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in that agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a Disability has occurred.
(j) “Disinterested Board Member” means a member of the Board of Directors who: (i) is not a current Employee of the Company or a Subsidiary; (ii) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or a Subsidiary; (iv) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.
(k) “Dividend Equivalent Rights” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or Stock, as applicable, equal to the amount of dividends paid on a share of the Company’s Stock, as specified in the Award Agreement.
(l) “Employee” means any person employed by the Company or a Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(m) “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.
(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(o) “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.
(p) “Fair Market Value” on any date, means: (i) if the Stock is listed on an Exchange, the closing sales price on that Exchange or over such system on that date or, in the absence of reported sales on that date, the closing sales price on the immediately preceding date on which sales were reported; or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Code Section 409A.
(q) A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:
(i) a material diminution in Participant’s base compensation;
(ii) a material diminution in Participant’s authority, duties or responsibilities;
(iii) a change in the geographic location at which Participant must perform his duties that is more than thirty-five (35) miles from the location of Participant’s principal workplace on the effective date of this Plan; or
(iv) in the event a Participant is a party to an employment, change in control, severance or similar agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.
(r) “Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.
(s) “Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary (other than termination for Cause) or termination of employment by an Employee Participant for Good Reason.
(t) “Incentive Stock Option” or “ISO” has the meaning ascribed to it in Section 2.1(a).
(u) “Non-Qualified Option” means the right to purchase shares of Stock that is either: (i) granted to a Participant who is not an Employee; or (ii) granted to an Employee does not satisfy the requirements of Section 422 of the Code.
(v) “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.
(w) “Performance Award” has the meaning ascribed to it in Sections 2.1(d).
(x) “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b).
(y) “Restricted Stock Unit” has the meaning ascribed to it in Sections 2.1(c).
(z) “Restriction Period” has the meaning set forth in Section 2.4(b)(iii).

(aa) “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment or service on or after the attainment of age 65. An Employee who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A non-employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-employee Director has terminated Service on the board(s) of directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such board(s) of directors of the non-employee Director’s intention to retire. A non-employee Director who continues in Service as a director emeritus or advisory director shall be deemed to be in Service of the Company or a Subsidiary for purposes of vesting of Awards and exercise of Stock Options.
(bb) “SEC” means the United States Securities and Exchange Commission.
(cc) “Securities Act” means the Securities Act of 1933, as amended from time to time.
(dd) “Service” means service as an Employee or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.
(ee) “Stock” means the common stock of the Company, $0.01 par value per share.
(ff) “Stock Option” has the meaning ascribed to it in Section 2.1(a).
(gg) “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.
(hh) “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a director emeritus or advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:
(i) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.
(ii) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).
(iii) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.
(iv) Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.7), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the employer and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, the payment or a portion of the payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.
(v) With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.
(ii) “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.
Section 8.2 In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:
(a) actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;
(b) references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;
(c) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;
(d) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;
(e) indications of time of day mean Eastern Time;
(f) “including” means “including, but not limited to”;
(g) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;
(h) all words used in this Plan will be construed to be of the gender or number as the circumstances and context require;
(i) the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;
(j) any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and
(k) all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

SENECA FINANCIAL CORP. Proxy for Annual Meeting of Stockholders on May 21, 2019 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Joseph G. vitale, William J. Gould and vincent Fazio, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Seneca Financial Corp., to be held May 21, 2019 at The Red Mill Inn, 4 Syracuse Street, Baldwinsville, NewYork 13027, and at any adjournments or postponements thereof, as follows:(Continued and to be signed on the reverse side.)

2. RATIFICATION OF APPOINTMENT OF BONADIO & CO., LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2019.3. APPROVAL OF THE SENECA FINANCIAL CORP. 2019 EQUITY INCENTIVE PLAN. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2 and 3. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. Withe-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.THE BOARD OF DIRECTORS RECOMMENDS A VOTE ’’FOR" THE ELECTION OF DIRECTORS AND ’’FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 052119 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Annual Report on Form 10-K and proxy card are available at - http://www.astproxyportal.com/ast/21713MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ANNUAL MEETING OF STOCKHOLDERS OF SENECA FINANCIAL CORP May 21, 20191. Election of Directors: O William Le BeauO James HickeyO Robert SavickiO Kenneth Major FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT(See instructions below)NOMINEES: FOR AGAINST ABSTAIN 3 year term 3 year term 2 year term 1 year term FOR AGAINST ABSTAIN

ANNUAL MEETING OF STOCKHOLDERS OF SENECA FINANCIAL CORP. May 21, 2019 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Annual Report on Form 10-K and proxy card are available at http://www.astproxyportal.com/ast/21713 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of Directors: O William Le Beau O James Hickey O Robert Savicki O Kenneth Major 2. RATIFICATION OF APPOINTMENT OF BONADIO & CO., LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2019. 3. APPROvAL OF THE SENECA FINANCIAL CORP. 2019 EqUITY INCENTIvE PLAN. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2 and 3. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the ------------------ e n v e l o p e p r o v i d e d . ---------------- 20430300000000001000 1 052119 MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. 3 year term 3 year term 2 year term 1 year term FOR AGAINST ABSTAIN